CoreCARD

Investor Presentation

September 2022

What makes CoreCard Unique

CoreCard takes a consultative approach to deploy elastic, scalable solutions that are customer-friendly, require zero downtime, minimal human intervention, and are uniquely situated to service at scale the complex needs of modern card issuers.

Feature	Description	CCRD
Installment Loans	Displays different loans for different customers	✓
Reg Z Compliant Statement Aggregator	Combines multiple loans with a variety of APR's and different loan terms into a single statement	✓
Principal Payment and Interest Calculating APIs	Sends a single customer payment to the right loan balance while accounting for interest, fees, and other unique circumstances	✓
Regulation Compliant Payment Reversals	Generates proper documentation to establish the proper billed-not-paid amounts and generate appropriate fees, again staying in compliance with regulations	✓
Revolving Account Management	API's handle all documentation and collection while providing visibility into interest payments which can support customers' securitization efforts	✓
Multi-Currency Processing	Ability to process transactions in multiple currencies, enhancing customer safety and convince	✓

Industry & Competitive Positioning

CoreCard's unique offering of ease-of-use, scalable and flexible solutions bolster the Company's competitive advantage in a large, underpenetrated, growing market. The management team has three decades of domain expertise, and the Company is known industry-wide for its speed to market customer responsiveness.

Unique Market Position

- CoreCard focuses on critical capabilities in a highly fragmented market making the platform nimble and more efficient
- Unique product offering (licensing and processing)
- Competitors are engaged in lower margin business segments (such as POS) that CoreCard does not operate in

Faster Development

- Solutions are built to speed for an array of customers across industries
- CoreCard software is faster, more flexible, and easier to deploy than legacy software
- CoreCard is accessible via multi-channels and through an industry leading customer support team.

Rapid Customization

- Highly flexible platform that's built on a robust architectural stack
- End-to-end integrations with customers, vendors and cardholders through rich and flexible APIs
- Full service outside provider that generates repeat business

Complex Services

- Complex work solutions are available in real-time, 24/7/365, with zero downtime
- Provides solutions to end users in the most accessible and customer friendly way
- Provider of choice for critical high margin complex work

Customer Case Study: Al Ansari Exchange

"We are pleased to collaborate with a modern platform such as CoreCard and integrate their technology into our systems to further enhance our customers' experience when using the Al Ansari Exchange Travel Card." - *Mohammad Bitar, Deputy Chief Executive Officer, Al Ansari Exchange*

Al Ansari Exchange: Visa Platinum Multi-Currency Travel Card

- ✓ **Multi-currency**: Customers can load and manage multiple currencies on a single card
- ✓ **Pre-Paid**: Locks in the best exchange rates, allowing users to control their spending
- ✓ **Secure**: Chip and PIN protected, reduces the need to carry a large amount of cash
- ✓ **Convenient**: Accepted by millions of global merchants and easily reloadable
- ✓ **Cloud Native Processing:** Cloud-native processing services allow quicker deployment times while maintaining the highest standards of resilience and scalability


Al Ansari Exchange
TravelCard
الأنصاري للصرافة
AL ANSARI EXCHANGE
VISA PLATINUM
5678
AAE TRAVEL CARD
VISA
Platinum

The CoreCard Platform

CoreCard's platform provides a full suite of innovative and feature-rich card management applications and payment processing solutions that are integral for modern card issuers.


Licensed
White Label
Or
CoreCard Front End or Website
Or
Front End or Website
Software
APIs
Card Management
Transaction Processing
Dispute
Collections
Self Service/Mobile
Program Manager Portal
New Account Processing
APIs
Platforms
CoreCard Platform
Prepaid
Closed Loop
Revolving
Fleet
Open Loop
Credit
On Demand
White Label
Virtual Cards
Flexible Payment Options
Low Start-up Costs
Accounts Receivable
Retail Credit
Loans

GROWTH STRATEGY



Efficiently Investing for Profitable Growth

Results-driven strategy of prudently investing in product and technology with minimal marketing spend.

- Known industry leading provider
- Investing in Product Development & Technology
- High return go to market strategy
- Minimal need for overhead spend
- Winning new business with little marketing spend due to the strength of our solutions
- Zero dedicated salespeople



Marketing Spend by Year
($ in thousands)
$35
$26
$26
$15
$13
$28
2016
2017
2018
2019
2020
2021



Corporate FTE
7
7
Development, Testing & Ops FTE
563
915
#
Headcount at 12/31/2020
#
Headcount at 6/30/2022

Pillars for Growth



Adding new customers

Continue to attract new customers through customer referrals and online searches–without a dedicated sales team. Path to broaden reach in existing categories and expand services to new industries.

Growing relationships with existing customers and scaling with their growth

Excellent customer service results in high levels of customer retention. Proven ability to handle large quantities of transactions.

Building a global brand

Opened offices in Colombia and Dubai over the past two years in addition to existing offices in India, Romania and the United States. Continue to expand reach to service customers in more regions.

Extending differentiated position in the credit market

Focus on complex needs that competitors cannot or will not approach.

Key Performance Indicators


$ in millions
Total Revenue
CAGR: 34%
$8.2
$9.3
$20.1
$34.3
$35.9
$48.2
2016
2017
2018
2019
2020
2021


$ in millions
Revenue Composition
$8.2
$9.3
$20.1
$34.3
$35.9
$48.2
$1.1
$0.8
$1.3
$5.7
$3.6
$5.8
$7.1
$8.5
$18.8
$28.6
$32.3
$42.4
2016
2017
2018
2019
2020
2021
Services
Products


$ in millions
Operating Income
$0.7
-$1.4
$6.1
$13.4
$11.3
$11.7
2016
2017
2018
2019
2020
2021


$ in millions
Gross Profit
CAGR: 35%
$4.2
$4.8
$11.6
$22.5
$20.4
$25.3
2016
2017
2018
2019
2020
2021

APPENDIX



CoreCard Management Bios

	Team Member	Position	Biography
	J. Leland Strange	Chairman & CEO	• Chairman and CEO since 1985. • Inductee in the Georgia Technology Hall of Fame and the Hall of Fame of the Georgia Tech College of Management. • Serves on the Board of Trustees and past Chairman of the Georgia Tech Research Corporation and is on the advisory board of Georgia Tech's College of Management as well as a trustee emeritus of the Georgia Tech Foundation. • Served on the board of publicly traded companies such as Allied Automotive Group (NYSE:AHI), Great Plains Software, Matria Healthcare and IQ Software. • Mr. Strange founded Quadram Corporation in 1980. Quadram pioneered the enhancement products industry as one of the fastest growing electronics companies in the U.S in the early years of the personal computer industry.
	Matt White	CFO & Corporate Secretary	• Appointed CFO and Corporate Secretary of CoreCard in 2019 with responsibility for financial and SEC reporting, legal and contract matters, corporate governance and due diligence. • Previously served as a Senior Director at Equifax, having held various positions in accounting and SEC reporting while at the company. • Previously held an SEC reporting role at Humana. • Previously a Senior Manager in the audit practice at Deloitte.

Forward Looking/Safe Harbor Statements

The forward-looking statements in this presentation are made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including those listed in Item 1A of the Company's Annual Report on Form 10-K and in the Company's other filings and reports with the Securities and Exchange Commission. All of the risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this presentation, the words "believes," "plans," "expects," "will," "intends," "continue," "outlook," "progressing," and "anticipates" and similar expressions as they relate to the Company, or its management are intended to identify forward-looking statements. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

Our History



- 1973 CoreCard is founded as Intelligent Systems
- 1980:IPO (AMEX:INS)
- 1990-2000 Acquired interest in 12+ hardware and software companies
- 2001 Sold Paysys to First Data
- 2002-2003 Obtained majority interest in CoreCard Software.
- 2003: Completed 7+ year technology reengineering effort at CoreCard
- 2006-2008 Divested ownership in three companies
- 2003-2005: Opened offices in India and Romania
- 2015 Sold Chemfree. CoreCard becomes the primary business
- 2017 Obtained 100% ownership of CoreCard.
- 2020 Opened new office in Dubai, United Arab Emirates
- 2021 Opened new office in Bogota Colombia
- 2021 CoreCard Announces its Name Change

CoreCard Corporation
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

As of December 31,		2021		2020
ASSETS				
Current assets:				
Cash	$	29,244	$	37,956
Accounts receivable, net		5,547		3,270
Notes and interest receivable, current portion		220		-
Other current assets		1,826		1,263
Total current assets		36,837		42,489
Investments		6,355		1,921
Notes and interest receivable, net of current portion		147		2,681
Property and equipment, at cost less accumulated depreciation		10,371		6,914
Other long-term assets		4,438		3,020
Total assets	$	58,148	$	57,025
LIABILITIES AND STOCKHOLDERS' EQUITY				
Current liabilities:				
Accounts payable	$	2,763	$	714
Deferred revenue, current portion		2,263		1,322
Accrued payroll		2,145		1,901
Accrued expenses		404		321
Income tax payable		1,004		954
Other current liabilities		2,274		4,850
Total current liabilities		10,853		10,062
Deferred revenue, net of current portion		164		-
Deferred tax liability		549		818
Long-term lease obligation		2,708		1,994
Total noncurrent liabilities		3,421		2,812
Commitments and contingencies (Note 7)				
Stockholders' equity:				
Common stock, $0.01 par value: Authorized shares - 20,000,000; Issued shares - 9,001,311 and 8,929,368 at December 31, 2021 and 2020, respectively; Outstanding shares - 8,689,815 and 8,885,797 at December 31, 2021 and 2020, respectively		90		89
Additional paid-in capital		16,261		15,836
Treasury stock, 311,496 and 43,571 shares as of December 31, 2021 and 2020, respectively, at cost		(11,327)		(1,639)
Accumulated other comprehensive loss		(194)		(140)
Accumulated income		39,044		30,005
Total stockholders' equity		43,874		44,151
Total liabilities and stockholders' equity	$	58,148	$	57,025

CoreCard Corporation

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

Year Ended December 31,		2021		2020
Revenue				
Services	$	42,383	$	32,273
Products		5,865		3,600
Total net revenue		48,248		35,873
Cost of revenue				
Services		22,902		15,427
Products		-		-
Total cost of revenue		22,902		15,427
Expenses				
Marketing		279		132
General and administrative		4,550		3,866
Research and development		8,859		5,153
Income from operations		11,658		11,295
Investment loss		(172)		(1,044)
Other income		277		378
Income before income taxes		11,763		10,629
Income taxes		2,724		2,468
Net income	$	9,039	$	8,161
Earnings per share:				
Basic	$	1.03	$	0.91
Diluted	$	1.03	$	0.91
Basic weighted average common shares outstanding		8,777,066		8,919,602
Diluted weighted average common shares outstanding		8,809,603		9,014,985

CoreCard Corporation
Consolidated Statement of Cash Flows
(in thousands)

	Year Ended December 31, 2021	2020
OPERATING ACTIVITIES:		
Net income	$ 9,039	$ 8,161
Adjustments to reconcile net income to net cash provided by operating activities:		
Depreciation and amortization	3,796	2,138
Stock-based compensation expense	319	386
Gain on sale of investment	-	(125)
Provision for deferred income taxes	(227)	543
Non-cash investment loss	-	1,009
Non-cash interest income	-	(131)
Equity in loss of affiliated company	172	400
Change in assets of liabilities:		
Accounts receivable, net	(2,277)	5,489
Interest receivable	(125)	-
Other current assets	(605)	(358)
Other long-term assets	(61)	22
Accounts payable	321	311
Accrued payroll	244	(602)
Deferred revenue, current portion	941	633
Accrued expenses	83	168
Other current liabilities	(2,869)	2,945
Deferred revenue, net of current portion	164	(23)
Net cash provided by operating activities	8,915	20,966
INVESTING ACTIVITIES:		
Purchases of property and equipment	(5,425)	(6,875)
Advances on note and interest receivable	(550)	(1,000)
Purchase of intangible asset	(400)	-
Purchase of long-term investment	(1,800)	-
Proceeds from payments on notes receivable	183	-
Proceeds from sale of investments	-	135
Net cash used in investing activities	(7,992)	(7,740)
FINANCING ACTIVITIES:		
Sale of capital stock pursuant to exercise of option	107	-
Repurchases of common stock	(9,688)	(1,639)
Net cash used in financing activities	(9,581)	(1,639)
Effects of exchange rate changes on cash	(54)	(46)
Net (decrease) increase in cash	(8,712)	11,541
Cash at beginning of year	37,956	26,415
Cash at end of year	$ 29,244	$ 37,956

Company Overview

CoreCard is the leading provider of innovative modern card issuing technology solutions and processing services to the financial technology and services market

Our Innovation

The only modern platform built for revolving credit

CoreCard Company Overview

- NYSE Listed: CCRD
- Total Addressable Market: $33B
- Founded in: 1973
- Employees: ~900
- Headquarters: Norcross, Georgia


ROMANIA
UNITED STATES
INDIA
DUBAI
COLOMBIA

Investment Highlights

Diverse, recurring revenue streams and growth opportunities from new and existing customers

Unique market positioning with an agile business model, vetted and distinctive software, and a proven ability to scale and grow

Large and expanding total addressable market

Robust customer retention due to our history of meeting customer needs and ability to scale with their growth

Resilient, account-based business model supported by counter cyclical opportunities

Profitable business with strong ROIC profile and a disciplined management team

Strong balance sheet and favorable capital structure to support growth strategy


History of Creating Value


FinTech Focused

Key Players in Digital Payment Industry

CoreCard provides customized modern card issuing solutions for card management, tokenization, as well as payment and transaction processing products.

Customers include:
- Retailer based credit cards
- Network based credit cards
- Small business lenders



Payment Industry Makeup
Acquirer/Processor
Network
Interchange
Consumer
Merchant (Store)
Merchant Acquirer
Network
Issuer
Issuer Processor
fiserv.
VISA
CHASE
CoreCARD

Note: All listed logos except CoreCard are examples. Many companies can fill multiple roles listed above.

CoreCard Markets Served

CoreCard's solutions address the unique and complex needs that issuers and processors face across financial services markets. The CoreCard card platform allows businesses to build tailored payment solutions, seamlessly roll out new products and features and deliver best-in-class products to facilitate new modes of money transfers.

Client End Market		Credit Cards / Loans	Prepaid / Debit Cards
Card Based	Open Loop	Credit Cards (network branded bank cards) • Mastercard • Visa	Prepaid Cards • Business (Corporate Card) • GPR Prepaid Cards • Rewards, Promotions & Incentives Debit Cards • Payroll & Benefits
	Closed Loop	Private Label Cards • Retail • Dealership Fleet Cards	Prepaid Gift & Promotions Cards Shopping & Loyalty Cards
Non-Card Based	Lending Products & Other	Short-Term Consumer Loans POS Consumer Finance • General Merchandise / Catalog • Patient Finance A/R Management (businesses) • Manufacturing • Commercial Lending • Factoring Collections / Debt Recovery	

Differentiated Revenue Streams


Processing Services Revenue
Main Revenue Streams
Licensed Software Revenue

Processing Services Revenue

Initial Implementation Fee:
- Program and BIN set-up, test and deployment

Processing Services
- Recurring revenue and generally per account per month
- Transaction/account based

Other Services
- Various other program related services such as monthly statements and card production

Professional Services
- Customization of unique program needs
- Repeating but not recurring revenue

Licensed Software Revenue

Managed Services
- Low cost, high margin. Roughly equates to the number of accounts

Initial Implementation & Customization fee

Tier Upgrade (adding more accounts beyond initial # licensed)

Professional Services
- Customization of software
- Technical/operational support
- Repeating but not recurring revenue

Maintenance and License Support
- Recurring revenue and increases with certain professional service work

Note: Although customization of licensed products is optional, nearly all customers use this service to modify the software to their specific business needs

Disaggregated Revenues: FY'21

Professional Services (52%)
- Customization of customer's unique program needs
- Repeating but not recurring revenue

Processing & Maintenance (29%)
- Transaction/account based growth
- Recurring revenue

License (12%)
- Tier upgrades – added accounts in customers' growing card programs

Third Party (6%)
- Various other program related services such as monthly statements and card production



Third Party 6%
License 12%
Processing & Maintenance 29%
Professional Services 52%

Note: *Fiscal year 2021*